Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2025
Loss Per Share [Abstract]
Schedule of Basic Loss per Share Is Calculated By Dividing the Net Result Attributable To Shareholders by the Weighted Average Number of Shares Outstanding

The basic loss per share is calculated by dividing the net result attributable to shareholders by the weighted average number of shares outstanding during the year, adjusted for the 1-for-10 reverse stock split that took place in November 2023.

Years ended December 31	2025	2024	2023
Loss for the year, in thousands of $	(33,519)	(38,069)	(43,100)
Basic and diluted loss per share, in $	(0.67)	(1.16)	(1.66)

Weighted average number of shares	2025	2024	2023
Weighted average number of shares for basic and diluted loss per share	49,962,852	32,859,629	25,910,696